Pat Quarles PRESIDENT, ACETYLS & SUPPLY CHAIN I N V E S T O R D A Y N O V E M B E R 1 3 , 2 0 1 5

2I N V E S T O R D A Y 2 0 1 5 Our global integrated manufacturing footprint is safe, reliable and low-cost Celanese is an integrated manufacturing company > Providing a safe workplace for our employees and contractors > Serving as a reliable partner for our customers > Being a responsible steward of the environment > Being a low-cost operator WE ARE COMMITTED TO:

3I N V E S T O R D A Y 2 0 1 5Note: Safety data relates to Celanese employees only. 2015 YTD as of October 2015. - 1 On stream reliability includes plant controllable at tier 1 facilities. Culture drives operational excellence AWARDS (2013-15 YTD) > Waste minimization, reuse & recycling award > Energy efﬁciency award > Facility safety awards > Performance Award Winner > Facility Safety Awards > 2 Responsible care awards > 0.18 total recordable injury rate in 2014 > 49% reduction from 2012 to 2014 > Average reduction of process safety incidents 35%/year Improvements from 2012 to 2014 > 16% volatile organic compound intensity reduction > 14% waste intensity reduction > 7% energy intensity reduction > 3% GHG (greenhouse gas) intensity reduction > Safety Merit Award (9 U.S. locations) > Achievement Years (All U.S. locations) > Achievement Hours (8 U.S. locations) > Responsible Care Achievement Award (Singapore) > CEFIC Responsible Care Award for Process Safety Lessons Learned > Excellence in Caring for Texas (Bishop) > Distinguished Service (Bishop) > Zero Incident Rate (Bishop) > ISO-50001 (Energy Management) Certiﬁcation (3 Germany locations) > 2014 best paper at CCPS congress > Voluntary Protection g55g89g86g78g89g72g84g3g42g76g89g91g80g196g74g72g91g80g86g85g3 (Bishop) Safety Process Safety Environmental Reliability 0.09 0.11 0.04 0.03 2012 2013 2014 2015 YTD 92% 93% 95% 96% 2012 2013 2014 2015 Incident Rate On Stream Reliability1 American Chemistry Council American Fuel & Petrochemical Manufacturers Responsible Care Texas Chemical Council ISO AIChE VPP

Everyone owns productivity

Celanese
The chemistry inside innovation™


Functions Productivity Progress
Celanese

Enterprise Approach

- All inclusive company wide approach
- Cross functional collaboration

Sustainable Productivity Focus

- Focus on lasting and sustainable productivity and permanently eliminating cost

Robust Pipeline

- Three year pipeline to sustain productivity process
- Continuous small changes
- Large, long term projects

Productivity Culture

- Regular cadence of frequent involvement and reviews
- Accountability on commitments and actions
- Productivity mindset

...a rigorous process with ongoing success

INVESTOR DAY 2015 4

Cost savings are visible, tangible & perpetual

Celanese
The chemistry inside innovation


17%[1]
LOWER
2012
2015F

PRODUCTIVITY: 2016 & BEYOND

Fixed Costs

- More efficient utility infrastructure
- Footprint rationalization
- Optimized logistics assets

SG&A

- Focused service centers for low cost delivery
- Rationalized IT applications and simplified infrastructure

Research & Development

- Reorganized to support value creation model
- Focused technology portfolio

Reduced spend by >$150mm since 2012

[1]Adjusted for inflation. Excludes energy

INVESTOR DAY 2015 5

Multi year productivity planning

FUNCTIONAL AREAS	AREAS OF FOCUS
MANUFACTURING	Raw material flexibility and yield improvement Energy efficiency and reduction Asset utilization and reliability
SUPPLY CHAIN	Raw material and maintenance sourcing S&OP process improvements Logistics and network optimization
SHARED SERVICES & ENTERPRISE WIDE	Reorganization along complementary cores Asset and footprint rationalization

GROSS PRODUCTIVITY



$200mm
TARGET RANGE
$150mm
2013
2014
2015LE
16LE
17LE
18LE
Pipeline

Expect annual net productivity savings of $50mm to $100mm

INVESTOR DAY 2015 6

Power of the Acetyl Chain

Celanese
The chemistry inside innovation

DIFFERENTIAL ACTIONS

- Unparalleled Choices
- Exceptional Execution
- Expanded Flexibility
- Growth Opportunities

- Leverage our competitive position as the lowest cost, only fully integrated global acetyl producer
- Drive differential performance across the acetyl chain
- Track record of exceptional execution
- Significantly increased commercial flexibility
- Add or expand capacity at our most advantaged locations

LEADING FUNDAMENTALS

GLOBAL LEADERS	EXPANDED ADJUSTED EBIT MARGIN	LEADING COST POSITION	COMPLEMENTARY CORES
#1 or #2 IN OUR MARKETS	>400 bps *since 2012*	ADVANTAGED TECHNOLOGY	INTEGRATED VALUE CHAIN

Outperformance in all economic conditions

INVESTOR DAY 2015 7

8I N V E S T O R D A Y 2 0 1 5 400 to 500 basis point improvement in margin and ~$150mm in base earnings Acetyl performance is differential 12% $534 $469 $390 $375 $383 $352 $352 $374 $395 $478 $564 $611 $662 $631 $560 11% 9% 9% 9% 9% 9% 10% 11% 13% 14% 16% 16% 15% 10% 8%–10% OLD RANGE 12–16% NEW RANGE Q1 Q2 Q3 Q4 2012 Q1 Q2 Q3 Q4 2014 Q1 Q2 Q3 Q4 2013 Q1 Q2 Q3 2015 LTM ADJ. EBIT LTM ADJ. EBIT MARGIN EBIT MARGIN NORMALIZED RANGE

9I N V E S T O R D A Y 2 0 1 51Net sales exclude inter-segment eliminations and proportional share of afﬁliates net sales. Broad end-market applications provide opportunity for consistent growth Advantaged foundational chemistry Adjusted EBIT Margin 15% Net Sales¹ 2015F Net Sales¹ 2015F Adjusted EBIT Adjusted EBIT Industrial Specialties Acetyl Intermediates ACETYL CHAIN NON DURABLE MATERIALS SOLUTIONS DURABLE Celanese Acetyl Chain Celanese 25% 21% 10% 10% 8% 6% 5% 4% 4% 3% 2% 2% Paints & Coatings Adhesives Paper & Packaging Other Textiles Construction Automotive Industrial Performance Chemical Additives Consumer & Medical Food & Beverage Filter Media

10I N V E S T O R D A Y 2 0 1 5 #1 or #2 position in 85% of Acetyl Chain revenue Global leader across the value chain Estimates of market share, 1includes CE JVs ACID #1 #1 #2 VAM ANHYDRIDE1 VAE #1 GLOBAL POSITION GLOBAL POSITION GLOBAL POSITION GLOBAL POSITION

Only fully integrated global acetyl producer

Celanese
The chemistry inside innovation

	METHANOL	ACID	VAM	EMULSIONS	GLOBAL PRESENCE
Celanese	✓ Americas, ✓ EMEA	✓ Americas, ✓ EMEA, ✓ China, ✓ AOC	✓ Americas, ✓ EMEA, ✓ China, ✓ AOC	✓ Americas, ✓ EMEA, ✓ China, ✓ AOC	✓
BP	✓ Americas	✓ Americas, ✓ EMEA, ✓ China, ✓ AOC	✓ China		✓
LyondellBasell	✓ Americas	✓ Americas, ✓ EMEA	✓ Americas, ✓ EMEA		
Wacker			✓ EMEA	✓ Americas, ✓ EMEA, ✓ China, ✓ AOC	✓
Eastman		✓ Americas, ✓ EMEA			
Sipchem	✓ EMEA, ✓ China	✓ EMEA, ✓ China	✓ EMEA, ✓ China		
Dairen		✓ EMEA, ✓ China, ✓ AOC	✓ EMEA, ✓ China, ✓ AOC	✓ EMEA, ✓ China, ✓ AOC	

Legend: ✓ AMERICAS ✓ EMEA ✓ CHINA ✓ AOC[1]

Unmatched choices regionally and vertically

[1]*Asia outside of China*

INVESTOR DAY 2015 11

Leading cost position based on AOPlus®

Celanese
The chemistry inside innovation™

- Industry leading technology in all regions
- Network provides access to multiple feedstocks

ACETIC ACID COST CURVE



Demand at 70%
Nameplate Capacity Utilization
EMEA
US GULF COAST
ASIA
CE Clear Lake (natural gas)
CE Singapore (crude oil)
CE Nanjing (coal)

Results enhanced by differential feedstock options

Source: Celanese estimates; Based on 2015 Q3 and Q4 forecasted raws and energy for plant gate costs, capacity shown as effective capacity, Celanese Clear Lake based on produced methanol

INVESTOR DAY 2015 12

Globally integrated assets

Celanese
The chemistry inside innovation™


Edmonton, AB
Boucherville, QC
Meredosia, IL
Irving, TX
Florence, KY
Enoree, SC
Clear Lake, TX
Bishop, TX
Bay City, TX
Cangrejera, Mexico
Mexico City, Mexico
Amsterdam, Netherlands
Perstorp, Sweden
Geleen, Netherlands
Frankfurt, Germany
Sulzbach, Germany
Tarragona, Spain
Nanjing, China
Shanghai, China
Singapore
KEY
CELANESE
REGIONAL HQ
TECHNICAL CENTER

2015F NET SALES

Americas ~35%	Europe ~35%	Asia ~30%

INVESTOR DAY 2015 13

European demand drives global value chain

Celanese
The chemistry inside innovation™



AMERICAS
ACID 400
VAM 150
EUROPE
ACID 50
VAM 50
GREATER CHINA
ACID 50
VAM 250
MIDDLE EAST, TURKEY & AFRICA
VAM 140
ASIA OUTSIDE CHINA
WESTERN HEMISPHERE ACETIC ACID COST[1]
WESTERN HEMISPHERE PEERS AVERAGE
CELANESE CLEAR LAKE
GREATER CHINA ACETIC ACID COST[1]
GREATER CHINA PEERS AVERAGE
CELANESE NANJING
ASIA OUTSIDE CHINA ACETIC ACID COST[1]
AOC PEERS AVERAGE
CELANESE SINGAPORE

Celanese drives value through model, attractive trade flows and execution

Note: All units in kta and for 2014. [1]Cost of acetic acid is weighted average variable landed Europe cost

INVESTOR DAY 2015 14

Thoughtful execution against aggressive goals

Celanese
The chemistry inside innovation™

APRIL 2014


Fairway: Clear Lake methanol project update, start-up October 1, 2015
Celanese
Mechanical completion by September 1, 2015
% of capital spend budget
% of capital spend actual
% of mechanical completion plan
% of mechanical completion actual
100%
80%
60%
40%
20%
0%
Project Cost
Remaining 20%
Committed 80%
April 2014
Status Update
Final Greenhouse Gas permit received
Construction started
Contract for piling, civil, piping, and mechanical awarded
Working to close gap on construction schedule
99% of equipment procured; below budget
All major equipment on site prior to year end 2014
Milestone
Expected completion
Start Steel Erection Q2 2014
Electrical & Instrumentation Contract Q2 2014
Erect First Tower Q3 2014
Control Building Complete Q1 2015
Reformer Installation Complete Q2 2015
Mechanical Completion Q3 2015

"Looking at recent methanol plant start-ups we remain skeptical that Celanese could get to normal operating rates shortly after starting up its Clear Lake, TX facility in Q4'15." February 2015

"Our base case is that the plant is fully up and running by mid-2016, or one year later than the CE expectation." January 2015

OCTOBER 2015


Clear Lake Methanol - Completed construction and achieved full production rates
Celanese
Record time and the lowest greenfield capital cost per ton in recent industry history

- Completed in record time
- Lowest cost per ton in recent history
- Exceptional execution

...allows us to outperform the competition

INVESTOR DAY 2015 15

16I N V E S T O R D A Y 2 0 1 5 …enables improved results Increased commercial ﬂexibility > More ﬂexible pricing mechanisms enhance active, real-time management of margins > Global aligned team throughout integrated value chain > Intimate global and regional competitive knowledge > Increased optionality on prices, volumes, product mix, and manufacturing location > More to be done 2011 2013 2015 End State 50% 55% 60% 80% China Americas Europe 80% 35% 25% Opportunity Global view 2015 Regional view FREELY NEGOTIATED CONTRACTS EXAMPLE: GLOBAL ACETIC ACID

Power of the Acetyl Chain

Celanese
The chemistry inside innovation



LEADING FUNDAMENTALS
#1 OR #2 IN OUR MARKETS
LOW-COST OPERATIONS
ADVANTAGED TECHNOLOGY
HIGHLY INTEGRATED VALUE CHAIN
DIFFERENTIAL ACTIONS
PRODUCTIVITY
>$50mm/yr
EXPANDED FLEXIBILITY
>100 kt Acid
UNPARALLELED CHOICES
>40 Options
EXCEPTIONAL EXECUTION
>100 kt Acid
1,300 kt Methanol
VALUE
=
~$150 MILLION

Differential results in all economic conditions

INVESTOR DAY 2015 17

18I N V E S T O R D A Y 2 0 1 5 2012 2013 2014 20152011 20,000 kt 10,000 kt 0 kt 20032002 78% 70% 2004 2005 2006 2007 2008 2009 2010 …driven by China Acetyls in over-supply with slower growth > Capacity additions have outpaced demand > Global demand growth in recent years lower than in the past > Demand driven by – Growing middle class – Increasing demand for high-quality goods – Improving living standards KEY TAKEAWAYSACETIC ACID INDUSTRY 2.7% Growth5.6% Growth BASE SUPPLY DEMAND UTILIZATION

19I N V E S T O R D A Y 2 0 1 5Source: Celanese estimates. – 1Rest of World Regional operating rates have diverged Overcapacity in Chinese acetic acid and VAM 2011 2012 2013 2014 2015 2011 2012 2013 2014 2015 20112010 2012 2013 2014 2015 20112010 2012 2013 2014 2015 CE ROW1 CE China CE China CE ROW1 BP ROW1 Dairen BP Lyondell Sipchem Kuraray OtherOther Other Sinopec SopoWujing Other China Acetic Acid Capacity Utilization 72% 67% 81% 82% 68% 58% 63% 77% ROW1 Acetic Acid Capacity Utilization China VAM Capacity Utilization ROW1 VAM Capacity Utilization MARKET SHARE IN ROW1MARKET SHARE IN CHINA

20I N V E S T O R D A Y 2 0 1 5 All acetic acid producers are not created equal Location & logistics are critical for acetic acid CELANESE NANJING COMPETITORS ~$230 ~$190 ~$170 ~$150 ZONE ZONE ZONE ZONE China Capacity by Zone Zone 1 Capacity 53%100% FREIGHT TO EUROPE 4 3 2 1 CE

Chinese producer margins are unsustainable

Celanese
The chemistry inside innovation™


BELOW CHINESE PRODUCER CASH COST
East China Acid Price ($/mt)
China Cash Cost ($/mt)
JAN 12
JAN 13
JAN 14
JAN 15

Local producers operate near cash cost in short term, unsustainable long term

Source: Celanese estimates; Cash cost = raw materials + energy + plant period + turn around + fixed distribution + SGA + other fixed cost

INVESTOR DAY 2015 21

Acetyl performance is differential

Celanese
The chemistry inside innovation™


8.0%
12.8%
Break Even
Cash Cost
JAN 12
JAN 13
JAN 14
JAN 15
ACID MARGIN FOR CHINESE COMPETITORS
CE ACETYL CHAIN EBIT %

Expected range of
12%-16%

- CE differentiated model has disconnected China acid margins to acetyl chain profitability
- A more stable China environment is worth $30mm to $60mm annually

Base earnings ~$150mm higher and expected to grow

Source: Celanese estimates; Acid margin = acid market price - cash cost Cash cost = raw materials + energy + plant period + turn around + fixed distribution + SGA + other fixed cost

INVESTOR DAY 2015 22

Power of the Acetyl Chain

Celanese
The chemistry inside innovation


LEADING FUNDAMENTALS
#1 OR #2 IN OUR MARKETS
LOW-COST OPERATIONS
ADVANTAGED TECHNOLOGY
HIGHLY INTEGRATED VALUE CHAIN
DIFFERENTIAL ACTIONS
PRODUCTIVITY
>$50mm/yr
EXPANDED FLEXIBILITY
>100 kt Acid
UNPARALLELED CHOICES
>40 Options
EXCEPTIONAL EXECUTION
>100 kt Acid
1,300 kt Methanol
VALUE
=
~$150 MILLION
+
GROWTH
GROWTH OPPORTUNITIES
150 kt VAM
150 kt Acid
50 kt VAE

Differential model provides platform for growth

INVESTOR DAY 2015 23

Expanding our competitive advantages

Celanese
The chemistry inside innovation

THROUGH FOUNDATION TECHNOLOGIES

Raw Materials

- Methanol investment opportunities in USGC
- Upstream CO opportunity to enhance flexibility

Foundation Chemistry

- Acetic acid debottlenecks – Clear Lake
- VAM debottleneck – Clear Lake
- Greenfield VAE – Singapore

THROUGH M&A

M&A Criteria

- Expand low cost position
- Enhance customer offering
- Attractive end markets
- Synergies

Opportunities to grow our core and extend our value chain

INVESTOR DAY 2015 24

Expanding Clear Lake acetic acid

Celanese
The chemistry inside innovation™

- Successfully implemented low capital capacity expansion at Clear Lake in 2012
- Additional supply of USGC acetic acid driven by improved reliability, process improvements and utilization of return acetic acid stream – **minimal capital**
- Provides increased flexibility to support international markets
- Operational 2016

USGC ANNUAL PRODUCTION (kt)


Reliability, reactor conditions and return acid stream
Capacity expansion
2010
2014
2016 CAPABILITY

The largest, most efficient and low cost acetic acid plant

INVESTOR DAY 2015 25

Expanding Clear Lake VAM

- 150 kta additional capacity from expansion and improvement options
- Lowest capital cost for VAM expansion
- Lowest cash cost addition to the VAM market
- Cost advantaged acetic acid integrated feedstock
- Leverage US shale gas advantage and competitive ethylene supply
- Increases flexibility to respond to favorable trade flows
- Operational 2018



CE IS ADVANTAGED VERSUS GREENFIELD
($/TON)
30% LOWER
ADVANTAGED CAPITAL
GREENFIELD

Lowest cost VAM expansion in cost-advantaged US

INVESTOR DAY 2015 26

Expanding VAE into Southeast Asia

Celanese
The chemistry inside innovation™

- Increasing VAE capacity in Asia to support growth
- High value growth segments
  - Southeast Asia: paints and coatings
  - China: paints, coatings, water proofing, redispersable powders
- Operational 2016



CHINA / SOUTHEAST ASIA
VAE DEMAND (kt)
7% CAGR
2012
2015F
2018F



ANNUAL CAPACITY (kt)
Singapore expansion (+50kt)
Nanjing expansion (+35kt)
2012
2015
2016

Extending value chain in high-growth region

INVESTOR DAY 2015 27

Power of the Acetyl Chain

Celanese
The chemistry inside innovation™

DIFFERENTIAL ACTIONS

- Unparalleled Choices
- Exceptional Execution
- Expanded Flexibility
- Growth Opportunities



ADJUSTED EBIT
(mm)
$675–$725
10%
CAGR
2015F
Growth
Differential Model
Productivity
2018F

LEADING FUNDAMENTALS

GLOBAL LEADERS	EXPANDED ADJUSTED EBIT MARGIN	LEADING COST POSITION	COMPLEMENTARY CORES
#1 or #2 IN OUR MARKETS	>400 bps *since 2012*	ADVANTAGED TECHNOLOGY	INTEGRATED VALUE CHAIN

Expect double-digit earnings growth through 2018

INVESTOR DAY 2015 28